                            PHILADELPHIA FUND, INC.

PRESIDENT'S LETTER - July 7, 2002


Dear Shareholders,

Hooray for the consumer. Encompassing two-thirds of U.S. gross domestic product, the consumer has continued to spend and keep the economy growing. Our government has improved security and increased spending decisively. Business profits have been the wallflower at the recovery party. Satisfied to sit in the corner with bloated inventories for months, business has gradually improved its participation as inventories declined.

Productivity has soared. In the fourth quarter of 2001, productivity improved 5.5%, and in the first quarter of 2002, it climbed 8.4%. The latter made the biggest quarterly jump in 19 years. With productivity so strong, the Federal Reserve can keep interest rates low without inflation worries.

In short, the economic outlook is hopeful, but equity markets appear to see the dark side of everything. The tech-laden NASDAQ composite index started its run in late 1998, powered by the heady mixture of Y2K spending and the onslaught of the Internet; there appeared to be no end in sight. However, the NASDAQ composite index top did come at 5132 in March of 2000. Recently the NASDAQ composite index hit the 1400 level, back to its reading in June of 1997, over five years ago.

Wall Street reverberates from the bursting of this speculative bubble. Financial and psychological damage is considerable. On top of everything, come revelations of shocking corporate management misdeeds. The most ardent capitalists wince. Markets demonstrated their displeasure with further mark downs. In periods of great pessimism, great opportunities are found.

We adjusted our portfolio to seize new opportunities. We sold $26 million face amount of our U.S. Treasury note holdings. We invested most of the proceeds in conservative sectors: utilities, banks, and insurance. Two new positions are more adventuresome: Sprint, a likely beneficiary of telecom upheaval and Marriott International, a likely participant in recovering post-9/11 travel.


                                             Very truly yours,

                                             /s/ Donald H. Baxter

                                             Donald H. Baxter
                                             President

                           PHILADELPHIA FUND, INC.

PORTFOLIO OF INVESTMENTS  -  MAY 31, 2002

Shares                                                               Value
-------                                                          ------------
                             COMMON STOCKS - 87.4%
                                 BANKS - 13.7%
 90,000   AmSouth Bancorporation  ............................   $  1,998,000
 70,000   National City Corp. ................................      2,329,600
 70,000   PNC Financial Services Group, Inc. .................      3,937,500
120,000   SouthTrust Corp. ...................................      3,116,400
                                                                 ------------
                                                                   11,381,500
                                                                 ------------
                                CABLE TV - 2.0%
 60,000  *Comcast Corp. Special Class "A" ....................      1,689,600
                                                                 ------------
                         COMMUNICATION SERVICES - 4.4%
220,000   Sprint Corp.  ......................................      3,619,000
                                                                 ------------
                           CONSUMER PRODUCTS - 4.9%
120,000   Newell Rubbermaid, Inc. ............................      4,098,000
                                                                 ------------
                          ELECTRIC UTILITIES - 23.4%
 70,000   Cinergy Corp. ......................................      2,551,500
 70,000   Consolidated Edison, Inc. ..........................      3,063,900
 60,000   DTE Energy Co. .....................................      2,808,000
 35,000   Hawaiian Electric Industries, Inc. .................      1,594,250
 60,000   Progress Energy, Inc. ..............................      3,111,000
100,000   Southern Company ...................................      2,700,000
 70,000   TXU Corp. ..........................................      3,593,100
                                                                 ------------
                                                                   19,421,750
                                                                 ------------
                          FINANCIAL SERVICES - 5.8%
 60,000   Federal National Mortgage Association ..............      4,800,600
                                                                 ------------
                            FOOD PROCESSING - 3.1%
 75,000   Corn Products International, Inc. ..................      2,542,500
                                                                 ------------
                           HEALTH CARE PLANS - 12.4%
100,000  *Oxford Health Plans, Inc. ..........................      4,820,000
 60,000   United Health Group Incorporated. ..................      5,448,000
                                                                 ------------
                                                                   10,268,000
                                                                 ------------
                             HOTELS & MOTELS - 4.9%
100,000   Marriott International, Inc. Class "A"..............      4,044,000
                                                                 ------------


Shares                                                               Value
-------                                                          ------------
                          OIL & GAS OPERATIONS - 4.0%
 90,000   Unocal Corp. .......................................   $  3,313,800
                                                                 ------------
                               PUBLISHING - 3.0%
  4,000   Washington Post Co. Class "B".......................      2,469,600
                                                                 ------------
                            RETAIL SPECIALTY - 2.8%
 60,000  *Costco Wholesale Corp. .............................      2,356,200
                                                                 ------------
                    SCIENTIFIC & TECHNICAL INSTRUMENTS- 3.0%
 50,000   Beckman Coulter, Inc. ..............................      2,497,500
                                                                 ------------

Total Value of Common Stocks (cost $57,749,685) ..............     72,502,050
                                                                 ------------

Principal
 Amount
---------
                       U.S. GOVERNMENT OBLIGATIONS - 7.3%
$ 5,000M   U.S. Treasury Bond, 13 3/4% due 08/15/04
              (cost $5,603,898) ..............................      6,097,660
                                                                 ------------

                       SHORT-TERM CORPORATE NOTES - 11.3%
  3,500M   American Express Corp., 1.720%, due 06/03/2002 ....      3,500,000
  1,900M   Galaxy Corp, 1.790%, due 06/03/2002 ...............      1,900,000
  4,000M   US Bancorp., 1.720%, due 06/04/2002 ...............      4,000,000
                                                                 ------------
Total Value of  Short-Term Corporate Notes (cost $9,400,000)..      9,400,000
                                                                 ------------

Total Value of Investments (cost $72,753,583) ..........106.0%     87,999,710
Excess of Liabilities Over Other Assets................. (6.0)     (5,003,320)
                                                        -----    ------------
Net Assets..............................................100.0%    $82,996,390
                                                        =====    ============

* Non-income producing security


                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2002

ASSETS
      Investments in securities, at value
        (identified cost $72,753,583) (Note 1A).....             $ 87,999,710
      Cash..........................................                   58,642
      Dividends and interest receivable.............                  306,540
      Other assets..................................                   10,178
                                                                 ------------
         TOTAL ASSETS...............................               88,375,070


LIABILITIES
      Payable for investment securities purchased...$ 5,276,317
      Payable for capital shares redeemed...........      7,096
      Accrued advisory and administrative fees......     69,172
      Other accrued expenses........................     26,095
                                                    -----------
         TOTAL LIABILITIES..........................                5,378,680
                                                                 ------------

NET ASSETS..........................................             $ 82,996,390
                                                                 ============

NET ASSETS CONSIST OF:
      Capital paid in...............................             $ 63,852,471
      Undistributed net investment income ..........                  115,025
      Accumulated net realized gain on investments..                3,782,767
      Net unrealized appreciation in value of
        investments.................................               15,246,127
                                                                 ------------
         TOTAL......................................             $ 82,996,390
                                                                 ============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
 PER SHARE
      ($82,996,390 / 12,195,963 shares outstanding)
       30,000,000 shares authorized, $1.00 par value
       (Note 2).....................................                  $ 6.81
                                                                      ======

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF OPERATIONS - SIX MONTHS ENDED MAY 31, 2002

INVESTMENT INCOME
  Income:
      Interest..............................    $  624,726
      Dividends.............................       354,620
                                                ----------
            TOTAL INCOME....................                  $   979,346

  Expenses: (Notes 4 and 5)
      Investment advisory fee ..............       311,923
      Administrative fee ...................       103,974
      Distribution plan expenses ...........        62,384
      Professional fees.....................        34,851
      Director fees and expenses............        28,832
      Transfer agent and dividend disbursing
        agent's fees and expenses...........        27,318
      Fund accounting expense...............        19,402
      Custodian fees........................        10,675
      Other expenses........................        30,281
                                                ----------
        TOTAL EXPENSES......................       629,640
        Less: Custodian fees paid indirectly         1,047
                                                ----------
        NET EXPENSES .......................                      628,593
                                                               ----------

        INVESTMENT INCOME-NET...............                      350,753

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS (Note 3):
      Net realized gain on investments......     3,782,767
      Net unrealized depreciation of
        investments.........................    (2,071,269)
                                                ----------
        Net gain on investments.............                    1,711,498
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS...............................                  $ 2,062,251
                                                              ===========

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                    Six Months     Year Ended
                                                       Ended       November 30,
                                                    May 31, 2002      2001
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income........................... $     350,753  $  1,539,395
  Net realized gain on investments................     3,782,767     2,566,502
  Net unrealized depreciation
      of investments .............................   ( 2,071,269)  ( 5,961,239)
                                                   -------------  -------------
     Net increase (decrease) in net assets
       resulting from operations..................     2,062,251   ( 1,855,342)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income...........................   (   495,400)  ( 1,936,900)
  Net realized gain on investments................   ( 2,566,502)  ( 6,905,849)


CAPITAL SHARE TRANSACTIONS
  Decrease in net assets resulting from
    capital share transactions (Note 2)...........   (   959,487)  (   549,625)
                                                   -------------  -------------
     Net decrease in net assets...................   ( 1,959,138)  (11,247,716)


NET ASSETS
  Beginning of year...............................    84,955,528     96,203,244
                                                   -------------  -------------
  End of period (including undistributed net
    investment income of $115,025 and $259,672,
    respectively.................................. $  82,996,390  $  84,955,528
                                                   =============  =============

                       See notes to financial statements

                            PHILADELPHIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
    Philadelphia Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund's investment objective is to achieve long term growth of capital and income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    A. Security Valuation - securities listed on national exchanges or the NASDAQ National Market are valued at the closing sales price on May 31, 2002. Short-term obligations are stated at amortized cost which approximates fair value.

    B. Federal Income Taxes - no provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains to relieve it from all, or substantially all, such taxes.

    C. Distributions to Shareholders - the Fund distributes its net investment income quarterly and net realized gains annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

    D. Use of Estimates - the preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined and gains and losses are based, on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Premiums and discounts on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

2. CAPITAL STOCK
    At May 31, 2002, there were 12,195,963 shares outstanding. Transactions in capital stock were as follows:

                           Six Months Ended            Year Ended
                             May 31, 2002           November 30, 2001
                      ------------------------    ----------------------
                        Shares       Amount        Shares      Amount
                      ----------   -----------    ---------   ----------

Capital stock sold....     30,397   $   204,763       45,852  $    332,118
Capital stock issued
in reinvestment of
distributions.........    370,669     2,467,115      985,660     7,364,492
Capital stock
redeemed..............   (537,781)   (3,631,365)  (1,137,060)  ( 8,246,235)
                      -----------  ------------  -----------  ------------
   Net decrease.......   (136,715) $ (  959,487)  (  105,548) $(   549,625)
                      ===========  ============  ===========  ============

                                          6

                               PHILADELPHIA FUND, INC.

3. PURCHASES AND SALES OF SECURITIES
    For the six months ended May 31, 2002, purchases and sales of securities, other than short-term corporate notes aggregated $50,320,760 and $44,097,758 respectively.

    At May 31, 2002, the cost of investments for Federal income tax purposes was $72,753,583. Accumulated net unrealized appreciation on investments was $15,246,127 consisting of $15,556,715 gross unrealized appreciation and $310,588 gross unrealized depreciation.

4. INVESTMENT ADVISORY AND OTHER TRANSACTIONS WITH AFFILIATES
    Baxter Financial Corporation (BFC) is the investment advisor and the administrator of the Fund.

  As investment advisor, BFC supervises the Fund's investments on a continuous basis and provides the Fund with investment advice and recommendations for an annual fee equal to .75% of the first $200 million of net assets, .625% of net assets between $200 million and $400 million, and .50% of net assets in excess of $400 million.

    As the Fund's administrator, BFC is responsible for providing overall supervision of the Fund's administrative operations and receives an annual fee of .25% of the average net assets of the Fund.

    Both the investment advisory fee and the administrative fee are payable monthly, based on month-end net asset values of the Fund.

    During the six months ended May 31, 2002, directors of the Fund who are not affiliated with BFC received directors' fees aggregating $21,500 and the Fund's custodian has provided credits in the amount of $1,047 against custodian charges based on the uninvested cash balances of the Fund. Thomas J. Flaherty, a director and former officer of the Fund, receives a monthly pension from the Fund which amounted to $6,250 for the above six month period.



5. DISTRIBUTION PLAN
    Pursuant to an amended Distribution Plan adopted under rule 12b-1 of the Investment Company Act of 1940, the Fund may pay a fee in an amount up to .5% of the Fund's average net assets calculated monthly. A component of the 12b-1 fee (.25% of the Fund's average net assets) is paid to BFC for providing shareholder services, which include advice and information regarding: share accounts; applications; use of the prototype retirement plans of the Fund; assistance with questions regarding the Fund's transfer agent, as well as other information and services. In its discretion, BFC may make payments to registered broker-dealers and members of the National Association of Securities Dealers, Inc. for providing Fund Shareholders with similar services.

                               PHILADELPHIA FUND, INC.

    The remainder of the 12b-1 fee may be used to pay brokers and dealers which enter into agreements with BFC or which provide sales, promotional, or advertising services to the Fund, and to pay for other distribution, advertising, registration and promotional expenses associated with the sale of Fund shares.

    Until further notice, BFC has agreed to waive all 12b-1 fees in excess of ..15% per annum of the Fund's average net assets.

                           PHILADELPHIA FUND, INC.

                             FINANCIAL HIGHLIGHTS

The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.



                                   Six Months
PER SHARE DATA                        Ended       Year  Ended  November  30,
--------------                       May 31,  ------------------------------------------
                                      2002     2001     2000     1999     1998     1997
                                     ------   ------   ------   ------   ------   ------
Net Asset Value, Beginning of Year...$ 6.89   $ 7.73   $ 8.77   $10.27   $10.05   $ 8.00
                                     ------   ------   ------   ------   ------   ------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income................  0.03     0.12     0.14     0.06     0.13     0.09
Net Realized and Unrealized
  Gain (Loss) on Investments.........  0.14    (0.24)   (0.30)    0.51     1.02     2.10
                                     ------   ------   ------   ------   ------   ------
Total From Investment Operations.....  0.17    (0.12)   (0.16)    0.57     1.15     2.19
                                     ------   ------   ------   ------   ------   ------

LESS DISTRIBUTIONS FROM:
Net Investment Income................  0.04     0.16     0.11     0.09     0.11     0.11
Net Realized Gains...................  0.21     0.56     0.77     1.98     0.82     0.03
                                     ------   ------   ------   ------   ------   ------
Total Distributions..................  0.25     0.72     0.88     2.07     0.93     0.14
                                     ------   ------   ------   ------   ------   ------
Net Asset Value, End of Period.......$ 6.81   $ 6.89   $ 7.73   $ 8.77   $10.27   $10.05
                                     ======   ======   ======   ======   ======   ======

TOTAL RETURN (%).....................  2.56    (2.23)   (1.88)    5.96    12.31    27.62
------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Net Assets, End of Period
  (in thousands).....................$82,996  $84,956  $96,203  $109,800 $118,075 $113,494


Ratio to Average Net Assets:
  Expenses (%)....................... 1.52(a)    1.50    1.48    1.55     1.53     1.53
  Net Investment Income (%).......... 0.85(a)    1.68    1.89    0.71     1.32     1.02


Portfolio Turnover Rate (%)..........   64        119     134      81       37       17

(a) Annualized

                           See notes to financial statements

                           INDEPENDENT AUDITOR'S REPORT



To the Shareholders and Board of
Directors of Philadelphia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Philadelphia Fund, Inc., including the portfolio of investments as of May 31, 2002, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended November 30, 2001 and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Philadelphia Fund, Inc. at May 31, 2002, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with U.S. generally accepted accounting principles.


                                           BRIGGS, BUNTING & DOUGHERTY, LLP


Philadelphia, Pennsylvania
June 21, 2002

                            PHILADELPHIA FUND, INC.

OFFICERS

DONALD H. BAXTER, Chairman and President
RONALD F. ROHE, Vice President/Secretary/Treasurer


ADMINISTRATIVE STAFF

KEITH A. EDELMAN, Director of Operations
DIANE M. SARRO, Director of Shareholder Services


DIRECTORS

DONALD H. BAXTER
THOMAS J. FLAHERTY
JAMES KEOGH
KENNETH W. McARTHUR
ROBERT L. MEYER
DONALD P. PARSON


PHILADELPHIA FUND, INC.
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432 (561) 395-2155


INVESTMENT ADVISOR, ADMINISTRATOR AND DISTRIBUTOR
BAXTER FINANCIAL CORP.,
1200 North Federal Highway, Suite 424, Boca Raton, FL 33432


CUSTODIAN
U.S. BANK, N.A., 425 Walnut Street, Cincinnati, OH 45202


TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
UNIFIED FUND SERVICES, INC.
P.O. BOX 6110, Indianapolis, IN 46206-6110


LEGAL COUNSEL
STRADLEY, RONON, STEVENS & YOUNG, LLP  Philadelphia, PA


AUDITORS
BRIGGS, BUNTING & DOUGHERTY, LLP Philadelphia, PA

        Philadelphia Fund, Inc.                       PHILADELPHIA
      1200 North Federal Highway                       FUND, INC.
              Suite 424
         Boca Raton, FL 33432                          SEMI-ANNUAL
            (561) 395-2155                                REPORT

                                                       May 31, 2002

                [LOGO]




                                                     Established 1923
You will find important information
about PHILADELPHIA FUND - its
investment policy and management, past
record and the method of calculating
the per-share net asset value in the
current prospectus. This report is
submitted for the general information
of the Fund's shareholders. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective prospectus.